Exhibit 10.6

EXECUTION VERSION

GRANT OF

SECURITY INTEREST IN TRADEMARKS RIGHTS

This GRANT OF SECURITY INTEREST IN TRADEMARKS RIGHTS (“Agreement”), effective as of July 13, 2010 is made by (i) Postmedia Network Inc., a Canadian corporation, located at 1450 Don Mills Road, Suite 300, Toronto, Ontario, M3B 2X7 (each, a “Grantor” and collectively, the “Grantors”), in favour of Morgan Stanley Senior Funding, Inc., located at Global Banking Operations, 1 Pierrepoint Plaza, 7th Floor, Brooklyn, NY 11201, Attention: Stephen Giacolone, as Collateral Agent (the “Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Revolving Credit Agreement, dated as of July 13, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Postmedia Network Inc., a Canada corporation (the “Borrower”), Postmedia Network Canada Corp., a Canada corporation (“Holdings”), each of the direct and indirect Subsidiaries signatory thereto, the Lenders, Morgan Stanley Senior Funding, Inc. as Administrative Agent and Collateral Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; and

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of July 13, 2010, in favour of the Agent (together with all amendments and modifications, if any, from time to time thereafter made thereto, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, the Grantor granted, pledged, mortgaged, charged, assigned and transferred to the Agent, on behalf of and for the ratable benefit of the Secured Parties a first priority, continuing, specific and fixed security interest in all of its Intellectual Property, including the Trademarks of such Grantor; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

NOW THEREFORE, for other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make extensions of credit to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the benefit of the Secured Parties, as follows:

“Trademarks” means (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, brands, trade dress, uniform resource locators, domain names, tag lines, designs, graphics, trade styles, service marks, logos and other source or business identifiers, and all goodwill connected with the use of and symbolized thereby, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office, with the Canadian Intellectual Property Office or in any similar office or agency of the United States, any State thereof, in Canada or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 1, and (ii) the right to obtain all renewals thereof.

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals have the meanings provided or provided by reference in the Credit Agreement and the Security Agreement, as applicable. In addition, the following term shall have the following meaning:

SECTION 2. Grant of Security Interest. The Grantor hereby grants, pledges, mortgages, charges, assigns and transfers to the Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Grantor’s right, title and interest in the Trademarks of such Grantor (including, without limitation, those items listed on Schedule A hereto) (collectively, the “Trademark Collateral”); provided, however, that notwithstanding any of the other provisions set forth in this Section 2, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any requirements of law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such requirement of law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property, except to the extent that such requirement of law or the term in such contract, license, agreement, instrument or other document providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law; provided, further, that notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under this Section 2 attach to (i) any rights or property acquired under or in connection with a lease, license, contract, property right or agreement (or any of its rights or interests thereunder) solely if and to the extent that the grant of the security interest shall, after giving effect to the PPSA or any other applicable law, constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of such Grantor therein or (B) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property right or agreement, provided that, immediately upon the ineffectiveness, lapse or termination of any such provision, the Trademark Collateral shall include, and the Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect; provided further that the proceeds therefrom shall not be excluded from the definition of Trademark Collateral to the extent that the assignment of such proceeds is not prohibited, and (ii) any applications for Trademarks filed in the United States Patent and Trademark Office on the basis of any Grantor’s intent to use such mark and for which a form evidencing use of the mark has not yet been filed with the United States Patent and Trademark Office, to the extent that granting a security interest in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application.

SECTION 3. Purpose. This Agreement has been executed and delivered by each Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office and the Canadian Intellectual Property Office. The security interest granted hereby has been granted to the Agent for the benefit of the Secured Parties in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. The Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Collateral granted hereby are more fully set forth in the Credit Agreement and the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein, and that the rights and remedies of the Collateral Agent in respect of the Collateral may be restricted, as against the parties thereto, by the terms of the Intercreditor Agreements. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

SECTION 5. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

SECTION 6. Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

SECTION 7. The Intercreditor Agreement. Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Security Agreement or any other Loan Document and the exercise of any right or remedy by the Collateral Agent or any Secured Party hereunder are subject to the provisions of the Intercreditor Agreements. In the event of any conflict between the terms of the Intercreditor Agreements and this Security Agreement with respect to any right or remedy of the Secured Parties relating to the Collateral, the terms of the Intercreditor Agreements shall govern and control.

Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, all rights and remedies of the Collateral Agent (and the Secured Parties) shall be subject to the terms of the ABL Intercreditor Agreement, and until the Discharge of Term Obligations (as defined in the ABL Intercreditor Agreement), (i) no Grantor shall be required hereunder to take any action with respect to Term Priority Collateral that is inconsistent with such Grantor’s obligations under the Term Loan Documents and (ii) any obligation of any Grantor hereunder with respect to the delivery or control of any Term Priority Collateral, the notation of any lien on any certificate of title, bill of lading or other document, the giving of any notice to any bailee or other Person, the provision of voting rights or the obtaining of any consent of any Person, in each case, with respect to Term Priority Collateral, shall be deemed to be satisfied if the Grantor complies with the requirements of the similar provision of the Term Loan Credit Agreement. Until the Discharge of Term Obligations, the Collateral Agent may not require any Grantor to take any action with respect to the creation, perfection or priority of its security interest in any Term Priority Collateral, whether pursuant to the express terms hereof or pursuant to the further assurances provisions hereof, unless the Term Loan Collateral Agent shall have required such Grantor to take similar action pursuant to the terms of the ABL Intercreditor Agreement, and delivery of any Term Priority Collateral to the Term Loan Collateral Agent pursuant to the Term Loan Documents and the ABL Intercreditor Agreement shall satisfy any delivery requirement hereunder. The Collateral Agent agrees that no amendment to the ABL Intercreditor Agreement that directly affects the rights, interests, liabilities or privileges of any Grantor hereunder shall be effective, solely as against such Grantor, unless consented to in writing by the Borrower.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

POSTMEDIA NETWORK INC.

By:	/s/ Steven Pasternak
Name:	Steven Pasternak
Title:	Senior Vice President and General Counsel

MORGAN STANLEY SENIOR FUNDING, INC., as Collateral Agent and Administrative Agent

By:	/s/ Lisa M. Hanson
Name:	Lisa M. Hanson
Title:	Authorized Signatory

Schedule 1

Canadian Trademark Registrations and Applications

Country	Trademark	Application Date	Application Number	Registration Date	Registration Number	Owner
Canada	BURNABY SUN	March 20, 2008	1388315	n/a	n/a	Postmedia Network Inc.

Canada	CALGARY HERALD	June 22, 2001	1107134	October 9, 2003	592075	Postmedia Network Inc.

Canada	CALGARY RUSHHOUR DESIGN	February 28, 2007	1337245	March 19, 2010	762027	Postmedia Network Inc.

Canada	D & DESIGN	December 20, 2004	1241380	March 10, 2009	736039	Postmedia Network Inc.

Canada	DOSE	December 20, 2004	1241384	March 10, 2009	736040	Postmedia Network Inc.

Canada	DOSE & DESIGN	December 20, 2004	1241379	March 10, 2009	736038	Postmedia Network Inc.

Canada	DRIVING	June 5, 2002	1142930	November 16, 2006	677148	Postmedia Network Inc.

Canada	DRIVING	September 27, 2002	1154138	October 17, 2006	675053	Postmedia Network Inc.

Canada	DRIVING.CA	February 17, 2006	1290374	November 9, 2009	752522	Postmedia Network Inc.

Canada	DRIVING.CA & CAR DESIGN	February 17, 2006	1290372	May 5, 2009	739484	Postmedia Network Inc.

Canada	EDMONTON JOURNAL	May 17, 2000	1059218	July 9, 2003	584829	Postmedia Network Inc.

Canada	EDMONTON RUSHHOUR & DESIGN	February 28, 2007	1337246	March 19, 2010	762029	Postmedia Network Inc.

Canada	FRASER VALLEY SUN	March 20, 2008	1388321	n/a	n/a	Postmedia Network Inc.

Canada	HARBOUR CITY STAR	November 15, 1996	0828725	November 18, 1997	485684	Postmedia Network Inc.

Canada	HOUSEHUNTING. CA & DESIGN	August 30, 2007	1361838	March 9, 2009	735941	Postmedia Network Inc.

Canada	INFOMART	March 9, 1976	0395445	December 2, 1977	224484	Postmedia Network Inc.

Canada	INFOMART ONLINE	July 31, 1989	0637548	February 15, 1991	380026	Postmedia Network Inc.

Canada	INFOMART ONLINE & DESIGN	June 12, 1989	0634064	February 15, 1991	379991	Postmedia Network Inc.

Canada	MONTREAL RUSHHOUR	February 28, 2007	1337264	March 22, 2010	762135	Postmedia Network Inc.

Country	Trademark	Application Date	Application Number	Registration Date	Registration Number	Owner
Canada	NORTH SHORE SUN	March 20, 2008	1388316	n/a	n/a	Postmedia Network Inc.

Canada	OTTAWA CITIZEN & DESIGN	July 31, 1997	0852493	February 26, 2002	558482	Postmedia Network Inc.

Canada	OTTAWACITIZEN & DESIGN (1)	July 31, 1997	0852492	February 26, 2002	558481	Postmedia Network Inc.

Canada	OTTAWA CITIZEN (ON SCREEN DESIGN) & DESIGN	July 31, 1997	0852491	February 24, 2000	523809	Postmedia Network Inc.

Canada	OTTAWA CITIZEN ONLINE & DESIGN	November 5, 1998	0895609	November 7, 2000	536871	Postmedia Network Inc.

Canada	OTTAWA CITIZEN ONLINE & DESIGN	July 31, 1997	852490	October 18, 1999	518073	Postmedia Network Inc.

Canada	OTTAWA CITIZEN ONLINE & MAPLE LEAF DESIGN	November 5, 1998	0895610	October 5, 2000	534098	Postmedia Network Inc.

Canada	OTTAWA RUSHHOUR & DESIGN	November 17, 2006	1324620	June 4, 2010	768823	Postmedia Network Inc.

Canada	POSTMEDIA NETWORK	June 25, 2010	1486433	n/a	n/a	Postmedia Network Inc.

Canada	RAISE A READER & DESIGN	April 1, 2003	1173213	July 2, 2004	613992	Postmedia Network Inc.

Canada	RAISE A READER- LIRE C’EST GRANDIR & DESIGN	April 1, 2003	1173214	June 30, 2004	613948	Postmedia Network Inc.

Canada	RAISE-A-READER	February 1, 2002	1129819	November 12, 2003	594491	Postmedia Network Inc.

Canada	RAISE-A-READER DAY	February 1, 2002	1129820	December 10, 2003	597055	Postmedia Network Inc.

Canada	RAISE-A-READER KIDS CLUB	February 1, 2002	1129821	February 22, 05	633455	Postmedia Network Inc.

Canada	REACHCANADA	March 17, 1999	1008866	February 1, 2001	540673	Postmedia Network Inc.

Canada	REACHCANADA & DESIGN	August 8, 2006	1312082	March 19, 2008	709896	Postmedia Network Inc.

Country	Trademark	Application Date	Application Number	Registration Date	Registration Number	Owner
Canada	REGINA RUSHHOUR	February 28, 2007	1337257	March 22, 2010	762160	Postmedia Network Inc.

Canada	RICHMOND SUN	March 20, 2008	1388314	n/a	n/a	Postmedia Network Inc.

Canada	RUSH HOUR	February 21, 2005	1247997	April 2, 2009	737455	Postmedia Network Inc.

Canada	SASKATOON RUSHHOUR	February 28, 2007	1337262	March 15, 2010	761678	Postmedia Network Inc.

Canada	SURREY SUN	March 20, 2008	1388322	n/a	n/a	Postmedia Network Inc.

Canada	THE DAILY COLONIST	August 7, 1979	442918	August 29, 1980	249881	Postmedia Network Inc.

Canada	THE FLYER FORCE	May 18, 1984	0522228	January 3, 1986	310010	Postmedia Network Inc.

Canada	THE NORTH ISLANDER	September 30, 2004	1232214	May 24, 2006	664934	Postmedia Network Inc.

Canada	THE OTTAWA CITIZEN	April 2, 1991	6788978	June 19, 1992	399443	Postmedia Network Inc.

Canada	THE PROVINCE	March 6, 1992	0700427	February 12, 1993	408219	Postmedia Network Inc.

Canada	THE PROVINCE DESIGN	November 28, 1997	0862788	September 25, 1998	501236	Postmedia Network Inc.

Canada	THE VANCOUVER SUN	March 6, 1992	700430	March 8, 1996	454949	Postmedia Network Inc.

Canada	THE VANCOUVER SUN & DESIGN	August 22, 1997	854297	October 27, 1998	503006	Postmedia Network Inc.

Canada	THE WINDSOR STAR & DESIGN	April 3, 1995	779381	November 22, 1996	466196	Postmedia Network Inc.

Canada	TIMES COLONIST	March 11,1998	872040	February 5, 2002	557462	Postmedia Network Inc.

Canada	VANCOUVER SUN	March 6, 1992	0700431	March 8, 1996	454950	Postmedia Network Inc.

Canada	VICTORIA TIMES	August 7, 1979	0442919	November 14, 1980	252486	Postmedia Network Inc.

Canada	WINDSOR RUSHHOUR	February 28, 2007	1337263	March 24, 2010	762543	Postmedia Network Inc.

Canada	WORKING	February 9, 2009	1427244	April 19, 2010	764420	Postmedia Network Inc.

Canada	WORKING	January 6, 2006	1285187	September 22, 2009	748293	Postmedia Network Inc.

Canada	WORKING.COM	February 9, 2009	1427245	April 21, 2010	764669	Postmedia Network Inc.

Canada	WORKING.COM	January 6, 2006	1285192	October 26, 2009	751166	Postmedia Network Inc.